UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☒

FILED BY PARTY OTHER THAN THE REGISTRANT ☐

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☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

PALOMAR ENTERPRISES, INC.
(Name of Registrant as specified in its charter)

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Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PALOMAR ENTERPRISES, INC.
1802 N. Carson Street, Suite 212-3018
Carson City, Nevada 89701
Telephone (775) 887-0670

March 31, 2008

To Our Stockholders:

The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, February 29, 2008, that our board of directors has recommended, and that the holders of the majority of the voting power of our outstanding capital stock intend to vote on April 21, 2008 to approve an amendment to our articles of incorporation to change our corporate name from “Palomar Enterprises, Inc.” to “Angel Acquisition Corp.”  We believe that the new name more accurately reflects the principal business model of the corporation, which is acquisition, renovation and sale of residential real estate properties, as well as planned future acquisition and sale of profitable public companies.

As of the record date, 849,163 shares of our common stock were issued and outstanding.  As of the record date 8,950,000 shares of our series A preferred stock were issued and outstanding, 30,000,000 shares of our series B preferred stock were issued and outstanding and zero shares of our series C preferred stock were issued and outstanding.

Each share of our common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders.  Each share of our series A preferred stock is convertible into 1,000 shares of our common stock.  Each share of our series A preferred stock entitles the holder to 1,000 votes of our common stock on all matters brought before our stockholders.  Each share of our series B preferred stock is convertible into 100 shares of our common stock.  Each share of our series B preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders.  Each share of our series C preferred stock is convertible into 1,000 shares of our common stock. The shares of our series C preferred stock do not have voting rights.

We have consenting stockholders, Steve Bonenberger, our President, Chief Executive Officer and Director, and Brent Fouch, our Treasurer, Chief Financial Officer and Director.  Each of Messrs. Bonenberger and Fouch hold 4,475,000 shares of the series A preferred stock and 49,134 shares of our common stock.  Therefore, Mr. Bonenberger will have the power to vote 4,475,049,134 shares of our common stock and Mr. Fouch will have the power to vote 4,475,049,134 shares of our common stock.  Together, Messrs. Bonenberger and Fouch will have the power to vote 8,950,098,268 shares or our common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

Messrs. Bonenberger and Fouch will vote in favor of the change in our corporate name to “Angel Acquisition Corp.”  Messrs. Bonenberger and Fouch will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.  A copy of the resolutions to be approved by Messrs. Bonenberger and Fouch are described in Attachment A to this information statement.

FORWARD-LOOKING STATEMENTS AND INFORMATION

       This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," “estimates" and similar expressions.

We have based the forward-looking statements relating to our operations on our current expectations, estimates and projections.  We caution you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict.  In addition, we have based these forward-looking statements on assumptions about future events that may prove to be inaccurate.  Accordingly, our actual outcomes and results may differ materially from what we have expressed or forecast in the forward-looking statements.

You should rely only on the information we have provided or incorporated by reference in this Information Statement.  We have not authorized any person to provide information other than that provided here and on our filings with the Securities and Exchange Commission. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

We are not asking for a proxy and you are requested not to send us a proxy.

We appreciate your continued interest in Palomar Enterprises, Inc.

Very truly yours,

/s/ Steve Bonenberger
  Steve Bonenberger, President, Chief Executive
  Officer and Director

PALOMAR ENTERPRISES, INC.
1802 N. Carson Street, Suite 212-3018
Carson City, Nevada 89701
Telephone (775) 887-0670

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, February 29, 2008, that our board of directors has recommended, and that the holders of the majority of the voting power of our outstanding capital stock intend to vote on April 21, 2008 to approve an amendment to our articles of incorporation to change our corporate name from “Palomar Enterprises, Inc.” to “Angel Acquisition Corp.”  We believe that the new name more accurately reflects the principal business model of the corporation, which is acquisition, renovation and sale of residential real estate properties, as well as planned future acquisition and sale of profitable public companies.

We have consenting stockholders, Steve Bonenberger, our President, Chief Executive Officer and Director, and Brent Fouch, our Treasurer, Chief Financial Officer and Director.  Each of Messrs. Bonenberger and Fouch hold 4,475,000 shares of the series A preferred stock and 49,134 shares of our common stock.  Therefore, Mr. Bonenberger will have the power to vote 4,475,049,134 shares of our common stock and Mr. Fouch will have the power to vote 4,475,049,134 shares of our common stock.  Together, Messrs. Bonenberger and Fouch will have the power to vote 8,950,098,268 shares or our common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

Messrs. Bonenberger and Fouch will vote in favor of the change in our corporate name to “Angel Acquisition Corp.”  Messrs. Bonenberger and Fouch will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.  A copy of the resolutions to be approved by Messrs. Bonenberger and Fouch are described in Attachment A to this information statement.

This information statement will be sent on or about April 10, 2008 to our stockholders of record who do not sign the majority written consent described herein.

VOTING SECURITIES

In accordance with our bylaws, our board of directors has fixed the close of business on February 29, 2008 as the record date for determining the stockholders entitled to notice of the above noted corporate action.  The name change will be approved if the number of votes cast in favor of the proposed corporate action exceeds the number of votes cast in opposition to the proposed corporate action.  A majority of the voting power, which includes the voting power that is present in person or by proxy, constitutes a quorum for the transaction of business.

As of the record date, 849,163 shares of our common stock were issued and outstanding.  As of the record date 8,950,000 shares of our series A preferred stock were issued and outstanding, 30,000,000 shares of our series B preferred stock were issued and outstanding and zero shares of our series C preferred stock were issued and outstanding.

Each share of our common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders.  Each share of our series A preferred stock is convertible into 1,000 shares of our common stock. Each share of our series A preferred stock entitles the holder to 1,000 votes of our common stock on all matters brought before our stockholders.  Each share of our series B preferred stock is convertible into 100 shares of our common stock.  Each share of our series B preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders.  Each share of our series C preferred stock is convertible into 1,000 shares of our common stock. The shares of our series C preferred stock do not have voting rights.

We have consenting stockholders, Steve Bonenberger, our President, Chief Executive Officer and Director, and Brent Fouch, our Treasurer, Chief Financial Officer and Director.  Each of Messrs. Bonenberger and Fouch hold 4,475,000 shares of the series A preferred stock and 49,134 shares of our common stock.  Therefore, Mr. Bonenberger will have the power to vote 4,475,049,134 shares of our common stock and Mr. Fouch will have the power to vote 4,475,049,134 shares of our common stock.  Together, Messrs. Bonenberger and Fouch will have the power to vote 8,950,098,268 shares or our common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

Messrs. Bonenberger and Fouch will vote in favor of the change in our corporate name to “Angel Acquisition Corp.”  Messrs. Bonenberger and Fouch will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.  A copy of the resolutions to be approved by Messrs. Bonenberger and Fouch are described in Attachment A to this information statement.

Distribution and Costs

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing.  In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders.  Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

Dissenters’ Right of Appraisal

Nevada law provides for a right of a stockholder to dissent to the proposed amendment to the articles of incorporation to change our corporate name and obtain appraisal of or payment for such stockholder’s shares.  See “Dissent Rights of Our Stockholders.”

CHANGE IN NAME FROM “PALOMAR ENTERPRISES, INC.” TO “ANGEL ACQUISITION CORP.”

Our board of directors has unanimously adopted a resolution seeking stockholder approval to amend our articles of incorporation to change our name to “Angel Acquisition Corp.”  The board believes that this amendment is in our best interests because it will more accurately reflect our planned business model, which is acquisition, renovation and sale of  residential real estate properties, as well as planned future acquisition and sale of profitable public companies. The proposed amendment will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to surrender their stock certificates and to have new stock certificates reflecting the name change.  A copy of the proposed resolution amending our articles of incorporation to change our corporate name is contained in Attachment A hereto.  If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

Dissent Rights of Our Stockholders

Under Nevada law, our stockholders are entitled, after complying with certain requirements of Nevada law, to dissent from the approval of the authority with respect to the amendment to the Company’s Articles of Incorporation to change our corporate name, pursuant to Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes (the “NRS”) and to be paid the “fair value” of their shares of Palomar Enterprises, Inc. common stock in cash by complying with the procedures set forth in Sections 92A. 380  to 92A. 450 of the NRS.  Set forth below is a summary of the procedures relating to the exercise of dissenters’ rights by our stockholders.  This summary does not purport to be a complete statement of the provisions of Sections 92A. 380 to 92A. 450 of the NRS and is qualified in its entirety by reference to such provisions, which are contained in Attachment B to this information statement.

Pursuant to Section NRS 92A.410, if the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, as is the case here, we are required to notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

Under NRS 92A.430, the contents of the dissenter's notice and the delivery to stockholders entitled to assert rights must contain the following:

1.           If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting (including by consent of a majority of the voting shares as described in this Information Statement), the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2.           The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)           State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)           Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)           Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)           Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)           Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

Under NRS 92A.380, the right of a stockholder to dissent from certain corporate actions and to obtain payment for shares is as follows:

1.           Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)           Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2.           A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

Pursuant to NRS 92A.440, the demand for payment and deposit of certificates and retention of rights of a stockholder are as follows:

1.           A stockholder to whom a dissenter's notice is sent must:

(a)           Demand  payment;

(b)           Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c)           Deposit his certificates, if any, in accordance with the terms of the notice.

2.           The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3.           The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

Notices should be addressed to Palomar Enterprises, Inc., 1802 N. Carson Street, Suite 212-3018, Carson City, Nevada 89701.

Stockholders who vote in favor of the change in our corporate name will be deemed to have waived their dissenter’s rights.

A stockholder whose shares of our common stock are held in “street name” or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to us no later than the time that dissenter’s rights are asserted (Section 92A.400.2(a) of the NRS).  Also, the dissent must be asserted as to all shares of our common stock that the stockholder beneficially owns or has power to vote on the record date (Section 92A.400.2(b) of the NRS).

Any stockholder who does not complete the requirements of Sections 92A.400 and 92A.420.1(a) and (b) of the NRS as described above is not entitled to payment for his shares of Palomar Enterprises, Inc.’s common stock (Section 92A.420.2 of the NRS).

Vote Required

Once a quorum is present and voting, the change in our corporate name will be approved if the number of votes cast in favor of the name change exceeds the number of votes cast in opposition to the name change.

The board of directors recommends a vote FOR approval of the name change, as described in Attachment A hereto.

Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

• Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

• Each person who beneficially owns outstanding shares of our preferred stock;

• Each of our directors;

• Each named executive officer; and

• All directors and officers as a group.

Name and Address of Beneficial Owner (1)	Common Stock Beneficially Owned (2)		Preferred Stock Beneficially Owned (2)
	Number	Percent	Number		Percent
Steve Bonenberger	49,134	5.78	4,475,000	(3)	50	(3)
Brent Fouch	49,134	5.78	4,475,000	(3)	50	(3)
All directors and officers as a group (two persons)	98,268	11.57	8,950,000	(3)	100	(3)
Cede & Co.	-0-	-0-	30,000,000	(4)	100	(4)

(1)
Unless otherwise indicated, the address for each of these stockholders is c/o Palomar Enterprises, Inc., 1802 N. Carson Street, Suite 212, Carson City, Nevada, 89701, telephone number (775) 887-0670.  Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common and preferred stock which he beneficially owns.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC.  As of February 29, 2008, the total number of outstanding shares of the common stock is 849,163, the total number of outstanding shares of the series A preferred stock is 8,950,000, the total number of outstanding shares of the series B preferred stock is 30,000,000 and the total number of outstanding shares of the series C preferred stock is zero.

(3)	series A preferred stock.
(4)	series B preferred stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.  Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  All such persons have filed all required reports.

DOCUMENTS INCORPORATED BY REFERENCE

Our Annual Report on Form 10-KSB for the year ended December 31, 2006 and our Quarterly Reports on Forms 10-QSB for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 are incorporated herein by reference.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2006 and our Quarterly Reports on Forms 10-QSB for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request.  Any request should be directed to our corporate secretary at 1802 N. Carson Street, Suite 212-3018, Carson City, Nevada 89701, Telephone (775) 887-0670.

By Order of the board of directors,

/s/  Steve Bonenberger
Steve Bonenberger, President, Chief Executive
Officer and Director

Attachment A

RESOLUTIONS TO BE ADOPTED BY THE
STOCKHOLDERS OF
PALOMAR ENTERPRISES, INC.
(the “Company”)

RESOLVED, that the amendment to the Company’s Articles of Incorporation to change the name of the Company to “Angel Acquisition Corp.” is  hereby approved in all respects; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

Attachment B

SECTIONS 92A.300-92A.500 OF THE NEVADA REVISED STATUTES

     NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
     (Added to NRS by 1995, 2086)

      NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)

      NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
      1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
      1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
             (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
                   (I) The surviving or acquiring entity; or
                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
             (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
      2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2.  A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

      NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
      1.  If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.
      2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089)

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
      1.  A stockholder to whom a dissenter’s notice is sent must:
      (a) Demand payment;
      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
      1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

      NRS 92A.460 Payment for shares: General requirements.
      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation’s registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation’s estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
      1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)